Exhibit 10.42

Voting Trust Agreement

The undersigned, Tencent Music Entertainment (Shenzhen) Co., Ltd., is a limited liability company incorporated and existing under the laws of the PRC, holds 96.0952% of the equity interest in Shenzhen Ultimate Music Culture and Technology Co., Ltd. (the “Shenzhen Ultimate Music”) as of the date of this Voting Trust Agreement (representing RMB 37,945,174 of Shenzhen Ultimate Music’s registered capital). I hereby irrevocably authorize Shenzhen Ultimate Xiangyue Culture and Technology Co., Ltd. (the “WFOE”) to exercise the following rights with respect to the existing and future equity interests I hold in Shenzhen Ultimate Music (the “Owned Equity Interest”) during the effective term of this Voting Trust Agreement:

Authorizing WFOE as my sole and exclusive proxy, to exercise, including without limitation, the following rights on my behalf with full authority with respect to the Owned Equity Interest: 1) to attend the shareholders’ meetings of Shenzhen Ultimate Music; 2) to exercise all shareholder’s rights and shareholder’s voting rights which I am entitled to under the laws and the articles of association of Shenzhen Ultimate Music, including without limitation, rights to sell, transfer, pledge or otherwise dispose of all or any part of the Owned Equity Interest; and 3) as my authorized representative, to appoint and elect the legal representative, directors, supervisors, managers and other senior management of Shenzhen Ultimate Music.

WFOE shall be authorized to execute, on my behalf, any and all agreements to which I shall be a party as specified in the Exclusive Option Agreement entered into as of January 11, 2018 by and among I, WFOE and Shenzhen Ultimate Music, the Equity Interest Pledge Agreement entered into as of January 11, 2018 by and among I, WFOE and Shenzhen Ultimate Music (together with any amendments, revisions or restatements, the “Transaction Documents”), and duly perform the Transaction Documents. The authority granted under this Voting Trust Agreement shall not be limited by the exercise of such right in any way.

Any act conducted or any documents executed by WFOE with respect to the Owned Equity Interest shall be deemed conducted or executed by myself which I shall acknowledge.

WFOE shall be entitled to assign the authority to any other individual or entity for the conduct of the abovementioned matters without the necessity to inform me or obtain my prior consent. WFOE shall appoint a Chinese citizen to exercise the abovementioned rights as required by the PRC laws (if any).

As long as I am a shareholder of Shenzhen Ultimate Music, this Voting Trust Agreement shall be irrevocable and remain valid and effective from the date of this Voting Trust Agreement.

During the effective term of this Voting Trust Agreement, I hereby waive all rights in connection with the Owned Equity Interest that have been granted to WFOE under this Voting Trust Agreement, and will refrain from exercising such rights on my own.

[The remainder of this page is intentionally left blank]

This Page is the signature page to the Voting Trust Agreement.

Tencent Music Entertainment (Shenzhen) Co., Ltd.

/s/ Seal of Tencent Music Entertainment (Shenzhen) Co., Ltd.

Signature: /s/ Hu Min

Name: Hu Min

Title: Legal Representative

January 11, 2018

Accepted by:

Shenzhen Ultimate Xiangyue Culture and Technology Co., Ltd.

/s/ Seal of Shenzhen Ultimate Xiangyue Culture and Technology Co., Ltd.

Signature: /s/ Hu Min

Name: Hu Min

Title: Legal representative

Acknowledged by:

Shenzhen Ultimate Music Culture and Technology Co. Ltd.

/s/ Seal of Shenzhen Ultimate Xiangyue Culture and Technology Co., Ltd.

Signature: /s/ Hu Min

Name: Hu Min

Title: Legal Representative

Voting Trust Agreement

I, Ma Xiudong, a Chinese citizen with the Chinese Identification No. [                ], holds 1.9524% of the equity interest in Shenzhen Ultimate Music Culture and Technology Co., Ltd. (the “Shenzhen Ultimate Music”) as of the date of this Voting Trust Agreement (representing RMB 770,950 of Shenzhen Ultimate Music’s registered capital). I hereby irrevocably authorize Shenzhen Ultimate Xiangyue Culture and Technology Co., Ltd. (the “WFOE”) to exercise the following rights with respect to the existing and future equity interests I hold in Shenzhen Ultimate Music (the “Owned Equity Interest”) during the effective term of this Voting Trust Agreement:

Authorizing WFOE as my sole and exclusive proxy, to exercise, including without limitation, the following rights on my behalf with full authority with respect to the Owned Equity Interest: 1) to attend the shareholders’ meetings of Shenzhen Ultimate Music; 2) to exercise all shareholder’s rights and shareholder’s voting rights which I am entitled to under the laws and the articles of association of Shenzhen Ultimate Music, including without limitation, rights to sell, transfer, pledge or otherwise dispose of all or any part of the Owned Equity Interest; and 3) as my authorized representative, to appoint and elect the legal representative, directors, supervisors, managers and other senior management of Shenzhen Ultimate Music.

WFOE shall be authorized to execute, on my behalf, any and all agreements to which I shall be a party as specified in the Exclusive Option Agreement entered into as of January 11, 2018 by and among I, WFOE and Shenzhen Ultimate Music, the Equity Interest Pledge Agreement entered into as of January 11, 2018 by and among I, WFOE and Shenzhen Ultimate Music (together with any amendments, revisions or restatements, the “Transaction Documents”), and duly perform the Transaction Documents. The authority granted under this Voting Trust Agreement shall not be limited by the exercise of such right in any way.

Any act conducted or any documents executed by WFOE with respect to the Owned Equity Interest shall be deemed conducted or executed by myself which I shall acknowledge.

WFOE shall be entitled to assign the authority to any other individual or entity for the conduct of the abovementioned matters without the necessity to inform me or obtain my prior consent. WFOE shall appoint a Chinese citizen to exercise the abovementioned rights as required by the PRC laws (if any).

As long as I am a shareholder of Shenzhen Ultimate Music, this Voting Trust Agreement shall be irrevocable and remain valid and effective from the date of this Voting Trust Agreement.

During the effective term of this Voting Trust Agreement, I hereby waive all rights in connection with the Owned Equity Interest that have been granted to WFOE under this Voting Trust Agreement, and will refrain from exercising such rights on my own.

[The remainder of this page is intentionally left blank]

This Page is the signature page to the Voting Trust Agreement.

Signature: /s/ Ma Xiudong

Name: Ma Xiudong

January 11, 2018

Accepted by:

Shenzhen Ultimate Xiangyue Culture and Technology Co., Ltd.

/s/ Seal of Shenzhen Ultimate Xiangyue Culture and Technology Co., Ltd.

Signature: /s/ Hu Min

Name: Hu Min

Title: Legal representative

Acknowledged by:

Shenzhen Ultimate Music Culture and Technology Co. Ltd.

/s/ Seal of Shenzhen Ultimate Xiangyue Culture and Technology Co., Ltd.

Signature: /s/ Hu Min

Name: Hu Min

Title: Legal Representative

Voting Trust Agreement

I, Ding Gang, a Chinese citizen with the Chinese Identification No. [                ], holds 1.9524% of the equity interest in Shenzhen Ultimate Music Culture and Technology Co., Ltd. (the “Shenzhen Ultimate Music”) as of the date of this Voting Trust Agreement (representing RMB 770,950 of Shenzhen Ultimate Music’s registered capital). I hereby irrevocably authorize Shenzhen Ultimate Xiangyue Culture and Technology Co., Ltd. (the “WFOE”) to exercise the following rights with respect to the existing and future equity interests I hold in Shenzhen Ultimate Music (the “Owned Equity Interest”) during the effective term of this Voting Trust Agreement:

Authorizing WFOE as my sole and exclusive proxy, to exercise, including without limitation, the following rights on my behalf with full authority with respect to the Owned Equity Interest: 1) to attend the shareholders’ meetings of Shenzhen Ultimate Music; 2) to exercise all shareholder’s rights and shareholder’s voting rights which I am entitled to under the laws and the articles of association of Shenzhen Ultimate Music, including without limitation, rights to sell, transfer, pledge or otherwise dispose of all or any part of the Owned Equity Interest; and 3) as my authorized representative, to appoint and elect the legal representative, directors, supervisors, managers and other senior management of Shenzhen Ultimate Music.

WFOE shall be authorized to execute, on my behalf, any and all agreements to which I shall be a party as specified in the Exclusive Option Agreement entered into as of January 11, 2018 by and among I, WFOE and Shenzhen Ultimate Music, the Equity Interest Pledge Agreement entered into as of January 11, 2018 by and among I, WFOE and Shenzhen Ultimate Music (together with any amendments, revisions or restatements, the “Transaction Documents”), and duly perform the Transaction Documents. The authority granted under this Voting Trust Agreement shall not be limited by the exercise of such right in any way.

Any act conducted or any documents executed by WFOE with respect to the Owned Equity Interest shall be deemed conducted or executed by myself which I shall acknowledge.

WFOE shall be entitled to assign the authority to any other individual or entity for the conduct of the abovementioned matters without the necessity to inform me or obtain my prior consent. WFOE shall appoint a Chinese citizen to exercise the abovementioned rights as required by the PRC laws (if any).

As long as I am a shareholder of Shenzhen Ultimate Music, this Voting Trust Agreement shall be irrevocable and remain valid and effective from the date of this Voting Trust Agreement.

During the effective term of this Voting Trust Agreement, I hereby waive all rights in connection with the Owned Equity Interest that have been granted to WFOE under this Voting Trust Agreement, and will refrain from exercising such rights on my own.

[The remainder of this page is intentionally left blank]

This Page is the signature page to the Voting Trust Agreement.

Signature: /s/ Ding Gang

Name: Ding Gang

January 11, 2018

Accepted by:

Shenzhen Ultimate Xiangyue Culture and Technology Co., Ltd.

/s/ Seal of Shenzhen Ultimate Xiangyue Culture and Technology Co., Ltd.

Signature: /s/ Hu Min

Name: Hu Min

Title: Legal representative

Acknowledged by:

Shenzhen Ultimate Music Culture and Technology Co. Ltd.

/s/ Seal of Shenzhen Ultimate Xiangyue Culture and Technology Co., Ltd.

Signature: /s/ Hu Min

Name: Hu Min

Title: Legal Representative